UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): March 6, 2019
 BRIDGEPOINT EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8620 Spectrum Center Blvd. San Diego, California	92123
(Address of principal executive offices)	(Zip Code)
 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
2019 Short Term Incentive Plan
On March 6, 2019, the Compensation Committee adopted the 2019 Short Term Incentive Plan (the "2019 Plan"). Under the 2019 Plan, certain of the executives of Bridgepoint Education, Inc. (the “Company”) will be eligible to receive annual performance-based cash bonuses related to 2019 performance based on the achievement of corresponding company-wide performance targets related to revenue, EBITDA and quality/operational, with such metrics receiving weightings of 35%, 35% and 30% respectively. The performance target for quality/operational will require the achievement by the Company in 2019 of certain subjective quality/operational metrics such as employee engagement, successful integration of acquired companies, if any, and client success.
The Compensation Committee has determined that the 2019 target bonus amounts for Andrew S. Clark, Kevin S. Royal, Diane L. Thompson, Thomas J. McCarty and Anurag S. Malik are 100%, 55%, 50%, 55%, and 50%, respectively, of their annual base salaries. Actual bonus amounts paid may be more or less than the target bonus amounts depending upon the level of achievement of the specified performance goals. For 2019, the Compensation Committee determined that the maximum bonus amount payable upon achievement of the performance target related to quality/operational will be 100% of that portion of the target bonus amount, and the Compensation Committee has discretion to award bonus amounts that fall below the target amount in the event that only certain of the quality/operational metrics are achieved. With respect to the portion of the target bonus amount payable upon achievement of the financial performance targets, the Compensation Committee determined that (i) if achieved, the minimum or threshold bonus amount will be 50% of that portion of the target bonus amount and (ii) the maximum bonus amount will be 200% of that portion of the target bonus amount. The Compensation Committee has discretion to award bonus amounts that fall in between the threshold, target and maximum amounts for achievement of performance at a level that falls in between the specified goals for the financial performance targets.

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2019		Bridgepoint Education, Inc.

	By:	/s/ Diane L. Thompson
Name: Diane L. Thompson
Title: Executive Vice President, Secretary and General Counsel